UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

FOREST LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SEC Filings | Forest 2011 Annual Meeting - Windows Internet Explorer provided by SARD VERBINNEN & CO

http://www.frx2011annualmeeting.com/sec-filings/

Forest Laboratories, Inc.

Visit frx.com

Home | Press Releases | Shareholder Letters | Presentations | Our Nominees | SEC Filings | Contact



SEC Filings

Date	Title	Type
07.18.2011	Website and Letter to Shareholders	DEFA14A
07.18.2011	Letter to Shareholders	DEFA14A
07.18.2011	Letter to Employees	DEFA14A
07.18.2011	Forest Laboratories Announces Director Nominees for Election at 2011 Annual Meeting	DEFA14A
07.18.2011	Forest Laboratories Files Definitive Proxy Materials for Annual Meeting to Be Held on August 18, 2011	DEFA14A
07.18.2011	Proxy Statement	DEFC14A
07.12.2011	Letter to our Shareholders	DEFA14A
07.08.2011	Preliminary Proxy Statement	PRER14A
06.21.2011	Preliminary Proxy Statement	PREC14A
06.20.2011	Letter to Employees	DEFA14A

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS | OUR NOMINEES | SEC FILINGS | CONTACT

© 2011 Forest Laboratories, Inc. | Important Information

Proxy Materials | Forest 2011 Annual Meeting - Windows Internet Explorer provided by SARD VERBINNEN & CO
http://www.frx2011annualmeeting.com/proxy-materials/
File Edit View Favorites Tools Help
Favorites | Proxy Materials | Forest 2011 Annual Meeting

Forest Laboratories, Inc.

Visit frx.com

Home | Press Releases | Shareholder Letters | Presentations | Our Nominees | SEC Filings | Contact



Click to download a copy of our proxy statement

Proxy Materials

Vote By Mail

Registered Holders

Sign and return your proxy in the postage-paid envelope provided.

Beneficial Owners

Please contact your broker directly for more information on how to return your consent form.

Vote By Phone

Registered Holders

Call Toll-Free using a touch-tone telephone: 1-888-693-8683

Beneficial Owners

Please contact your broker directly for more information on how to return your consent form.

Vote By Internet

Registered Holders

Access the Website and submit your proxy: www.cesvote.com



FOREST LABORATORIES, INC.
ANNUAL MEETING OF STOCKHOLDERS

Proxy Materials | Forest 2011 Annual Meeting - Windows Internet Explorer provided by SARD VERBINNEN & CO
http://www.frx2011annualmeeting.com/proxy-materials/
File Edit View Favorites Tools Help
Favorites Proxy Materials | Forest 2011 Annual Meeting

Please contact your broker directly for more information on how to return your consent form.

Vote By Internet

Registered Holders

Access the Website and submit your proxy: www.cesvote.com


FOREST LABORATORIES, INC.
ANNUAL MEETING OF STOCKHOLDERS

COPY

If you have questions about how to vote your shares, or need additional assistance, please contact MacKenzie Partners, who is assisting us in the solicitation of proxies:

MACKENZIE PARTNERS, INC.

105 Madison Avenue
New York, New York 10016
Call Collect: (212) 929-5500
Or Toll-Free: (800) 322-2885

Email: frxproxy@mackenziepartners.com

Proxy Materials | Forest 2011 Annual Meeting - Windows Internet Explorer provided by SARD VERBINNEN & CO
http://www.frx2011annualmeeting.com/proxy-materials/
File Edit View Favorites Tools Help
Favorites Proxy Materials | Forest 2011 Annual Meeting

If you have questions about how to vote your shares, or need additional assistance, please contact MacKenzie Partners, who is assisting us in the solicitation of proxies:

MacKenzie Partners, Inc.

105 Madison Avenue
New York, New York 10016
Call Collect: (212) 929-5500
Or Toll-Free: (800) 322-2885

Email: frxproxy@mackenziepartners.com

Beneficial Owners

Please contact your broker directly for more information on how to return your consent form.


Broadridge
COPY

Proxy Materials | Forest 2011 Annual Meeting - Windows Internet Explorer provided by SARD VERBINNEN & CO

http://www.frx2011annualmeeting.com/proxy-materials/

File Edit View Favorites Tools Help

Favorites | Proxy Materials | Forest 2011 Annual Meeting

105 Madison Avenue
New York, New York 10016
Call Collect: (212) 929-5500
Or Toll-Free: (800) 322-2885

Email: frxproxy@mackenziepartners.com

Beneficial Owners

Please contact your broker directly for more information on how to return your consent form.



345838106
Broadridge
COPY

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS | OUR NOMINEES | SEC FILINGS | CONTACT

© 2011 Forest Laboratories, Inc. | Important Information

FOREST LABORATORIES, INC. ANNUAL MEETING OF STOCKHOLDERS SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETUREN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET MAIL OR TELEPHNE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME AUGUST 17, 2011 TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PRIXIES RECEIVED PRIOR TO THE MEETING WILL BE VOTED.

FOREST LABORATORES, INC WITHHOLD ALL NOMNEES WITHHOLD AUTHORITY TO VOTE FOR ANYINDIVIDUAL NOMNEE WRITE NUMBER(S) OF NOMNEE(S) BELOW PLEASE INDICATE YOUR PERSONAL SECERATORY